EXHIBIT 3.3



                                     BY-LAWS

                                       of

                                    EMT CORP.

                              Dated April 14, 1998





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                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE 1

                                   DEFINITIONS
1.1       "Affiliate".........................................................1
1.2       "Assistant Secretary"...............................................1
1.3       "Assistant Treasurer"...............................................1
1.4       "Board".............................................................1
1.5       "By-Laws"...........................................................1
1.6       "Articles of Incorporation".........................................1
1.7       "Chairman"..........................................................1
1.8       "Corporation".......................................................1
1.9       "Directors".........................................................1
1.10      "Entire Board"......................................................1
1.11      "General Corporation Law"...........................................2
1.12      "Office of the Corporation".........................................2
1.13      "President".........................................................2
1.14      "Secretary".........................................................2
1.15      "Special Director"..................................................2
1.16      "Stockholders"......................................................2
1.17      "Treasurer".........................................................2
1.18      "Vice President"....................................................2

                                    ARTICLE 2

                                  STOCKHOLDERS

2.1      Place of Meetings................................................... 2
2.2      Annual Meeting.......................................................2
2.3      Deferred Meeting for Election of Directors, Etc......................2
2.4      Other Special Meetings...............................................2
2.5      Fixing Record Date...................................................3
2.6      Notice of Meetings of Stockholders...................................4
2.7      Waivers of Notice....................................................4
2.8      List of Stockholders.................................................4
2.9      Quorum of Stockholders Adjournment...................................5
2.10     Voting; Proxies......................................................5
2.11     Voting Procedures and Inspectors of Election at Meetings
         of Stockholders......................................................5
2.12     Organization.........................................................6
2.13     Order of Business....................................................6
2.14     Written Consent of Stockholders Without a Meeting....................6

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                                    ARTICLE 3

                                    DIRECTORS

3.1      General Powers.......................................................7
3.2      Number and Qualification of Directors................................7
3.3      Election and Term of Office..........................................7
3.4      Newly Created Directorships and Vacancies............................7
3.5      Resignation..........................................................8
3.6      Removal..............................................................8
3.7      Compensation.........................................................8
3.8      Times and Places of Meetings.........................................8
3.9      Annual Meetings......................................................8
3.10     Regular Meetings.....................................................8
3.11     Special Meetings.....................................................8
3.12     Telephone Meetings...................................................9
3.13     Adjourned Meetings...................................................9
3.14     Notice Procedure.....................................................9
3.15     Waiver of Notice.....................................................9
3.16     Organization.........................................................9
3.17     Quorum of Directors..................................................10
3.18     Action by Majority Vote..............................................10
3.19     Action Without Meeting...............................................10

                                    ARTICLE 4


  COMMITTEES OF THE BOARD.................................................... 10

                                    ARTICLE 5

                                    OFFICERS

5.1      Positions............................................................11
5.2      Appointment..........................................................11
5.3      Compensation.........................................................11
5.4      Chairman.............................................................11
5.5      President............................................................11
5.6      Vice Presidents......................................................12
5.7      Secretary............................................................12
5.8      Treasurer............................................................12
5.9      Assistant Secretaries and Assistant Treasurers.......................13



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                                    ARTICLE 6

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

6.1      Execution of Contracts...............................................13
6.2      Loans................................................................13
6.3      Checks Drafts, Etc...................................................13
6.4      Deposits.............................................................13

                                    ARTICLE 7

                               STOCK AND DIVIDENDS

7.1      Certificates Representing Shares.....................................14
7.2      Transfer of Shares...................................................14
7.3      Transfer and Registry Agents.........................................14
7.4      Lost Destroyed Stolen and Mutilated Certificates.....................14
7.5      Rules and Regulations................................................15
7.6      Restriction on Transfer of Stock.....................................15
7.7      Dividends, Surplus, Etc..............................................15

                                    ARTICLE 8

                                 INDEMNIFICATION

8.1      Indemnity Undertaking................................................16
8.2      Advancement of Expenses..............................................16
8.3      Rights Not Exclusive.................................................16
8.4      Continuation of Benefits.............................................16
8.5      Insurance............................................................16
8.6      Binding Effect.......................................................17
8.7      Procedural Rights....................................................17
8.8      Election of Applicable Law ..........................................17




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                                    ARTICLE 9

                                BOOKS AND RECORDS

9.1      Books and Records....................................................18
9.2      Form of Records......................................................18
9.3      Inspection of Books and Records......................................18

                                   ARTICLE 10

SEAL..........................................................................18

                                   ARTICLE 11

FISCAL YEAR...................................................................18

                                   ARTICLE 12

PROXIES AND CONSENTS..........................................................19

                                   ARTICLE 13

AMENDMENTS....................................................................19

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

                                     BY-LAWS

                                       of

                                    EMT Corp.

                            (An Indiana Corporation)

                         -----------------------------------

                                    ARTICLE 1

                                   DEFINITIONS

          As used in these By-Laws unless the context otherwise requires the term:

          1.1 "AFFILIATE" means any entity other than the Corporation itself (a) which owns beneficially, directly or indirectly, 10% or more of the outstanding shares of the common stock of the Corporation, or which is otherwise in control of the Corporation (b) of which 10% or more of the outstanding voting securities are owned beneficially, directly or indirectly by any entity described in clause
(a) above or (c) which otherwise controls or is otherwise controlled by any entity described in clause (a) above. For purposes of this definition of Affiliate the terms "control and 'controlled by shall have the meaning assigned to them in Rule 405 under the Securities Act of 1933 as amended.

        1.2 "ASSISTANT SECRETARY" means an Assistant Secretary of the
Corporation

        1.3 "ASSISTANT TREASURER" means an Assistant Treasurer of the
Corporation.

        1.4 "BOARD" means the Board of Directors of the Corporation.

        1.5 "BY-LAWS" means the By-Laws of the Corporation as amended from time to time.

         1.6 "ARTICLES OF INCORPORATION" means the Articles of Incorporation of the Corporation, as amended supplemented or restated from time to time.

        1.7 "CHAIRMAN" means the Chairman of the Board of Directors of the Corporation.

        1.8 "CORPORATION" means EMT Corp.

        1.9 "DIRECTORS" means directors of the Corporation.

        1.10 "ENTIRE BOARD" means all directors of the Corporation in office whether, or not present at a meeting of the Board, but disregarding vacancies.



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        1.11 "GENERAL CORPORATION LAW" means the Business Corporation Law of the
State of Indiana as amended from time to time.

        1.12 "OFFICE OF THE CORPORATION" means the executive office of the Corporation.

        1.13 "PRESIDENT" means the President of the Corporation.

        1.14 "SECRETARY" means the Secretary of the Corporation.

        1.15 "SPECIAL DIRECTOR" means a Director who is not and has not at any time within the preceding five years been an officer, director, 10 percent or more shareholder or employee of the Corporation or any Affiliate of the Corporation.

        1.16 "SHAREHOLDERS" means shareholders of the Corporation.

        1.17 "TREASURER" means the Treasurer of the Corporation.

        1.18 "VICE PRESIDENT" means a Vice President of the Corporation.


                                    ARTICLE 2

                                  SHAREHOLDERS

         2.1 PLACE OF MEETINGS. Every meeting of shareholders shall be held at the Office of the Corporation or at such other place within or without the State of Indiana as shall be specified or fixed in the notice of such meeting or in the waiver of notice thereof.

         2.2 ANNUAL MEETING. A meeting of shareholders shall be held annually for the election of Directors and the transaction of other business at such hour and on such date in Indianapolis, Indiana or such other place, in each case, as may be determined by the Board and designated in the notice of meeting which date shall be within three months after the end of the fiscal year of the Corporation.

         2.3 DEFERRED MEETING FOR ELECTION OF DIRECTORS, Etc. If the annual meeting of shareholders for the election of Directors and the transaction of other business is not held within the months specified in Section 2.2 hereof, the Board shall call a meeting of shareholders for the election of Directors and the transaction of other business as soon thereafter as convenient.

         2.4 OTHER SPECIAL MEETING. A special meeting of shareholders (other than a special meeting for the election of Directors), unless otherwise prescribed by statute, may be called at any time by the Board or by the President or by the Secretary. At any special meeting of shareholders only such business may be transacted as is related to the purpose or purposes of

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such meeting set forth in the notice thereof given pursuant to Section 2.6 hereof or in any waiver of notice thereof given pursuant to Section 2.7 hereof.

         2.5 FIXING RECORD DATE. For the purpose of (a) determining the shareholders entitled (i) to notice of or to vote at any meeting of shareholders or any adjournment thereof, (ii) to express consent to corporate action in writing without a meeting or (iii) to receive payment of any dividend or other distribution or allotment of any rights or entitled to exercise any rights in respect of any change, conversion or exchange of stock; or (b) any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date was adopted by the Board and which record date shall not be (x) in the case of clause (a)(i) above, more than 60 nor less than 10 days before the date of such meeting (y) in the case of clause (a)(ii) above more than 10 days after the date upon which the resolution fixing the record date was adopted by the Board and (z) in the case of clause
(a)(iii) or (b) above, more than 60 days prior to such action. If no such record date is fixed:

                          2.5.1 the record date for determining shareholders
                 entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

                          2.5.2 the record date for determining shareholders
                 entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is required under the General Corporation Law, shall be the first day on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Indiana its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded; and when prior action by the Board is required under the GENERAL CORPORATION Law, the record date for determining shareholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board adopts the resolution taking such prior action; and

                          2.5.3 the record date for determining shareholders for
                 any purpose other than those specified in Sections 2.5.1 and
                 2.5.2 shall be at the close of business on the day on which the Board adopts the resolution relating thereto.

         When a determination of shareholders entitled to notice of or to vote at any meeting of shareholders has been made as provided in this
         Section 2.5, such determination shall apply to any adjournment thereof unless the Board fixes a new record date for the adjourned meeting. Delivery made to the Corporations registered office in accordance with
         Section 2.5.2 shall be by hand or by certified or registered mail, return receipt requested.

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          2.6 NOTICE OF MEETINGS OF SHAREHOLDERS. Except as otherwise provided in Sections 2.5 and 2.7 hereof, whenever under the provisions of any statute, the Articles of Incorporation or these By-Laws, shareholders are required or permitted to take any action at a meeting, written notice shall be given stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by any statute, the Articles of Incorporation or these By-Laws, a copy of the notice of any meeting shall be given personally or by mail, not less than ten nor more than sixty days before the date of the meeting, to each shareholder entitled to notice of or to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, directed to the shareholder at his or her address as it appears on the records of the Corporation. An affidavit of the Secretary or an Assistant Secretary or of the transfer agent of the Corporation that the notice required by this Section 2.6 has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

         2.7 WAIVERS OF NOTICE. Whenever the giving of any notice is required by statute, the Articles of Incorporation or these By-Laws, a waiver thereof, in writing, signed by the shareholder or shareholders entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a shareholder at a meeting shall constitute a waiver of notice of such meeting except when the shareholder attends a meeting for the express purpose of objecting, and does object at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice unless so required by statute, the Articles of Incorporation or these By-Laws.

         2.8 LIST OF SHAREHOLDERS. The Secretary shall prepare and make, or cause to be prepared and made, at least ten days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, the shareholder's agent, or attorney, at the shareholder's expense, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, at the principal office of the Corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any shareholder who is present. The Corporation shall maintain the shareholder list in written form or in another form capable of conversion into written form within a reasonable time. The stock ledger shall be the only evidence as to who are the shareholders entitled to examine the stock

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ledger, the list of shareholders or the books of the Corporation, or to vote in person or by proxy at any meeting of shareholders.

          2.9 QUORUM OF SHAREHOLDERS: ADJOURNMENT. Except as otherwise provided by any statute, the Articles of Incorporation or these By-Laws, the holders of a majority of all outstanding shares of stock entitled to vote at any meeting of shareholders, present in person or represented by proxy, shall constitute a quorum for the transaction of any business at such meeting. When a quorum is once present to organize a meeting of shareholders, it is not broken by the subsequent withdrawal of any shareholders. The holders of a majority of the shares of stock present in person or represented by proxy at any meeting of shareholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         2.10 VOTING: PROXIES. Unless otherwise provided in the Articles of Incorporation, every shareholder of record shall be entitled at every meeting of shareholders to one vote for each share of capital stock standing in his or her name on the record of shareholders determined in accordance with Section 2.5 hereof. At any meeting of shareholders (at which a quorum was present to organize the meeting), all matters, except as otherwise provided by statute or by the Articles of Incorporation or by these By-Laws, shall be decided by a majority of the votes cast on such matter at such meeting by the holders of shares present in person or represented by proxy and entitled to vote thereon, whether or not a quorum, is present when the vote is taken. Upon the demand of any shareholder entitled to vote, the vote for directors or the vote on any other matter at a meeting shall be by written ballot, but otherwise the method of voting and the manner in which votes are counted shall be discretionary with the presiding officer at the meeting. Each shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person to act for such shareholder by proxy. Every proxy shall be signed by the shareholder or by his duly authorized attorney. A shareholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary.

         2.11 VOTING PROCEDURES AND INSPECTORS OF ELECTION AT MEETINGS OF SHAREHOLDERS. The Board, in advance of any meeting of shareholders, may appoint one or more inspectors to act at the meeting and make a written report thereof. The Board may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting, the person presiding at the meeting may appoint, and on the request of any shareholder entitled to vote thereat shall appoint, one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality

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and according to the best of his or her ability. The inspectors shall (a)
ascertain the number of shares outstanding and the voting power of each, (b) determine the shares represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (e) certify their determination of the number of shares represented at the meeting and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of their duties. Unless otherwise provided by the Board, the date and time of the opening and the closing of the polls for each matter upon which the shareholders will vote at a meeting shall be determined by the person presiding at the meeting and shall be announced at the meeting. Except as otherwise provided by law, no ballots, proxies or votes, or any revocation thereof or change thereto, shall be accepted by the inspectors after the closing of the polls.

         2.12 ORGANIZATION. At each meeting of shareholders the Chairman, or in the absence of the Chairman, the President, or in the absence of the President, a Vice President, and in case more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President, based on the amount of time in such position, present), shall act as chairman of the meeting. The Secretary, or in his or her absence one of the Assistant Secretaries, shall act as secretary of the meeting. In case none of the officers above designated to act as chairman or secretary of the meeting, respectively, shall be present, a chairman or a secretary of the meeting, as the case may be, shall be chosen by a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote at the meeting.

         2.13 ORDER OF BUSINESS. The order of business at all meetings of shareholders shall be as determined by the chairman of the meeting, but the order of business to be followed at any meeting at which a quorum is present may be changed by a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote at the meeting.

         2.14 WRITTEN CONSENT OF SHAREHOLDERS WITHOUT A MEETING. Unless otherwise provided in the Articles of Incorporation, any action required by the General Corporation Law to be taken at any annual or special meeting of shareholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of all outstanding stock and shall be delivered (by hand or by certified or registered mail, return receipt requested) to the Corporation by delivery to its registered office in the State of Indiana, its principal place of business, or an officer or agent of the CORPORATION HAVING CUSTODY of the book in which proceedings of meetings of shareholders are recorded. Every written consent shall bear the date of signature of each shareholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the earliest dated consent delivered in the manner required by this Section 2.14, written consents signed by the holders all shares of stock are delivered to the Corporation as aforesaid.

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                                    ARTICLE 3

                                    DIRECTORS

         3.1 GENERAL POWERS. Except as otherwise provided in the Articles of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may adopt such rules and regulations, not inconsistent with the Articles of Incorporation or these By-Laws or applicable laws, as it may deem proper for the conduct of its meetings and the management of the Corporation. In addition to the powers expressly conferred by these By-Laws, the Board may exercise all powers and perform all acts that are not required, by these By-Laws or the Articles of Incorporation or by statute, to be exercised and performed by the shareholders.

          3.2 NUMBER AND QUALIFICATION OF DIRECTORS. The number of directors which shall constitute the whole Board shall be fixed by the Board of Directors but shall not be less than two nor more than five. At all times, at least one-fourth, but no less than one, of the directors shall be Special Directors.

         Within the limits above specified and subject to the Articles of Incorporation, the number of directors may be changed at any time and from time to time by vote at a meeting or by written consent of the holders of stock entitled to vote on the election of directors, or by a resolution of the Board of Directors passed by a majority of the whole Board of Directors. Notwithstanding the foregoing, (i) no decrease in the number of directors shall shorten the term of any incumbent director unless such director is specifically removed pursuant to Section 3.6 of these By-Laws at the time of such decrease and (ii) at least one-fourth of the directors shall be Special Directors.

         3.3 ELECTION AND TERM OF OFFICE. Directors shall, except as otherwise required by statute or by the Articles of Incorporation, be elected by a plurality of the votes cast at a meeting of shareholders by the holders of shares entitled to vote in the election. Each Director shall hold office until a successor is elected and qualified or until the Director's death, resignation or removal.

         3.4 NEWLY CREATED DIRECTORSHIPS AND VACANCIES. Unless otherwise provided in the Articles of Incorporation, newly created Directorships resulting from an increase in the number of Directors and vacancies occurring in the Board for any other reason, including the removal of Directors without cause, may be filled by the affirmative votes of a majority of the entire Board, although less than a quorum, or by a sole remaining Director, or may be elected by a plurality of the votes cast by the holders of shares of capital stock entitled TO VOTE IN THE election at a special meeting of shareholders called for that purpose. A Director elected to fill a vacancy shall be elected to hold office until a successor is elected and qualified, or until the Director's earlier death, resignation or removal.

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          3.5 RESIGNATION. Any Director may resign at any time by written notice to the Corporation. Subject to the Articles of Incorporation, such resignation shall take effect at the time therein specified, and, unless otherwise specified in such resignation, the acceptance of such resignation shall not be necessary to make it effective.

         3.6 REMOVAL. Except for any Special Director, any or all of the Directors may be removed with or without cause by vote of the holders of a majority of the shares then entitled to vote at an election of Directors.

         3.7 COMPENSATION. Each Director, in consideration of his or her service as such, shall be entitled to receive from the Corporation such amount per annum, or such fees for attendance at Directors' meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of-pocket expenses, if any, incurred by such Director in connection with the performance of his or her duties. Each Director who shall serve as a member of any committee of Directors in consideration of serving as such shall be entitled to such additional amount per annum. or such fees for attendance at committee meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable out-of pocket expenses, if any, incurred by such Director in the performance of his or her duties. Nothing contained in this
Section 3.7 shall preclude any Director from serving the Corporation in any other capacity and receiving proper compensation therefor.

         3.8 TIMES AND PLACES OF MEETINGS. The Board may hold meetings, both regular and special, either within or without the State of Indiana. The times and places for holding meetings of the Board may be fixed from time to time by resolution of the Board or (unless contrary to a resolution of the Board) in the notice of the meeting.

         3.9 ANNUAL MEETINGS. On the day when and at the place where the annual meeting of shareholders for the election of Directors is held, and as soon as practicable thereafter, the Board may hold its annual meeting, without notice of such meeting, for the purposes of organization, the election of officers and the transaction of other business. The annual meeting of the Board may be held at any other time and place specified in a notice given as provided in Section 3. 11 hereof for special meetings of the Board or in a waiver of notice thereof.

         3.10 REGULAR MEETINGS. Regular meetings of the Board may be held without notice at such times and at such places as shall from time to time be determined by the Board; provided that Regular meetings of the Board shall be held at least semi-annually.

         3.11 SPECIAL MEETINGS. Special meetings of the Board may be called by the Chairman, the President or the Secretary or by any two or more Directors then serving on at least one day's notice to each Director given by one of the means specified in Section 3.14 hereof other than by mail, or on at least three days' notice if given by mail. Special meetings shall be called by the Chairman, President or Secretary in like manner and on like notice on the written request of any two or more of the Directors then serving.

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         3.12 TELEPHONE MEETINGS. Directors or members of any committee designated by the Board may participate in a meeting of the Board or of such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.12 shall constitute presence in person at such meeting, provided, that at each annual meeting of the Board held pursuant to Section 3.9, a quorum of the Board must be physically present and not present by means of conference telephone or similar communications equipment.

          3.13 ADJOURNED MEETINGS. A majority of the Directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. At least one day's notice of any adjourned meeting of the Board shall be given to each Director whether or not present at the time of the adjournment, if such notice shall be given by one of the means specified in Section 3.14 hereof other than by mail, or at least three days' notice if by mail. Any business may be transacted at an adjourned meeting that might have been transacted at the meeting as originally called. Anything contained herein to the contrary notwithstanding, the Board shall hold an annual and regular quarterly meetings of the Board each year.

         3.14 NOTICE PROCEDURE. Subject to Sections 3.11 and 3.17 hereof, whenever, under the provisions of any statute, the Articles of Incorporation or these By-Laws, notice is required to be given to any Director, such notice shall be deemed given effectively if given in person or by telephone, by mail addressed to such Director at such Director's address as it appears on the records of the Corporation, with postage thereon prepaid, or by telegram, telex, telecopy or similar means addressed as aforesaid.

         3.15 WAIVER OF NOTICE. Whenever the giving of any notice is required by statute, the Articles of Incorporation or these By-Laws, a waiver thereof, in writing signed by the person or persons entitled to said notice, whether before or after the event as to which such notice is required, shall be deemed equivalent to notice. Attendance by a person at a meeting shall constitute a waiver of notice of such meeting except when the person attends a meeting for the express purpose of objecting, and so objects at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened. Neither the business to be transacted, at nor the purpose of, any regular or special meeting of the Directors or a committee of Directors need be specified in any written waiver of notice unless so required by statute, the Articles of Incorporation or these By-Laws.

         3.16 ORGANIZATION. At each meeting of the Board, the Chairman, or in the absence of the Chairman, the President, or in the absence of the President, a chairman chosen by a majority of the Directors present, shall preside. The Secretary shall act as secretary at each meeting of the Board. In case the Secretary shall be absent from any meeting of the Board, an Assistant Secretary shall performing the duties of secretary at such meeting and in the absence from any such meeting; of the Secretary and all Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

         3.17 QUORUM OF DIRECTORS. The presence in person of a majority of the entire Board shall be necessary and sufficient to constitute a quorum for the transaction of business at any meeting of the Board but a majority of a smaller number may adjourn any such meeting to a later date.

         3.18 ACTION BY MAJORITY VOTE. Except as otherwise expressly required by statute the Articles of Incorporation or these By-Laws the act of a majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board.

         3.19 ACTION WITHOUT MEETING. Unless otherwise restricted by the Articles of Incorporation or these By-Laws any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if all Directors or members of such committee as the case may be consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board or committee.

                                    ARTICLE 4

                             COMMITTEES OF THE BOARD

          The Board may by resolution passed by a vote of the entire Board designate one or more committees each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee to replace absent or disqualified members at any meeting of such committee If a member of a committee shall be absent from any meeting or disqualified from voting thereat the remaining member or members present and not disqualified from voting whether or not such member or members constitute a quorum may by a unanimous vote appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member Any such committee to the extent provided in a resolution of the Board passed as aforesaid shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation but no such committee shall have the power or authority of the Board in reference to amending the Articles of Incorporation adopting an agreement of merger or consolidation selling leasing or exchanging all or substantially all of the Corporation's property and assets dissolving or revoking the dissolution of the Corporation or amending the By-Laws of the Corporation and unless the resolution designating it expressly so provides no such committee shall have the power and authority to declare a dividend to authorize the issuance of stock or to adopt a plan of merger. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board Unless otherwise specified in the resolution of the Board designating a committee at all meetings of such committee a majority of the total number of members of the committee shall constitute a quorum for the transaction of business and the vote of a majority of the members of the committee present at any meeting at which there is a quorum shall be the act of the committee. Each committee shall keep regular minutes of its meetings. Unless the Board otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules

                                       10

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 each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article 3 of these By-Laws.

                                    ARTICLE 5

                                    OFFICERS

         5.1 POSITIONS: INDEPENDENT OFFICE. The officers of the Corporation shall be a Chairman, if the Board of Directors in its sole discretion shall elect one, a President, a Secretary, a Treasurer and such other officers as the Board may appoint, including one or more Vice Presidents and one or more Assistant Secretaries and Assistant Treasurers, who shall exercise such powers and perform such duties as shall be determined from time to time by the Board The Board may designate one or more Vice Presidents as Executive Vice Presidents and may use descriptive words or phrases to designate the standing seniority or areas of special competence of the Vice Presidents elected or appointed by it. Any number of offices may be held by the same person unless the Articles of Incorporation or these By-Laws otherwise provide. At least one senior officer of the Corporation (who may be a member of the Board) will be or will have the same qualifications as a Special Director.

         5.2 APPOINTMENT. The officers of the Corporation shall be chosen by the Board annually or at such other time or times as the Board shall determine.

         5.3 COMPENSATION. The compensation of all officers of the Corporation shall be fixed by the Board and paid from the Corporation's own funds. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that the officer is also a Director.

         5.4 CHAIRMAN. The Chairman shall preside at all meetings of the Board and shall exercise such powers and perform such other duties as shall be determined from time to time by the Board.

         5.5 PRESIDENT. The President shall be the Chief Executive Officer of the Corporation and shall have general supervision over the business of the Corporation subject however to the control of the Board and of any duly authorized committee of Directors. The President shall preside at all meetings of the shareholders and at all meetings of the Board at which the Chairman is not present. The President may sign and execute in the name of the Corporation deeds mortgages, bonds contracts and other instruments, (each as permitted under the Articles of Incorporation) except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-Laws to some other officer or agent of the Corporation or shall be required by statute otherwise to be signed or executed and in general the President shall perform all duties incident to the office of President of a corporation and such other duties as may from time to time be assigned to the President by the Board.

         5.6 VICE PRESIDENTS. At the request of the President or in the President's absence at the request of the Board the Vice Presidents shall (in such order as may be designated by the Board or in the absence of any such designation in order of seniority based on age) perform all of the duties of the President and in so performing shall have all the powers of and be subject to all restrictions upon, the President, any Vice President may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments (each as permitted under the Articles of Incorporation) except in cases in which the signing and execution thereof shall be expressly delegated by the Board or by these By-Laws to some other officer or agent of the Corporation or shall be required by statute otherwise to be signed or executed and each Vice President shall perform such other duties as from tune to time may be assigned to such Vice President by the Board or by the President

         5.7 SECRETARY. The Secretary shall attend all meetings of the Board and of the shareholders and shall record all the proceedings of the meetings of the Board and of the shareholders in a book to be kept for that purpose, and shall perform like duties for committees of the Board when required. The Secretary shall give or cause to be given notice of all special meetings of the Board and of the shareholders and shall perform such other duties as may be prescribed by the Board or by the President under whose supervision the Secretary shall be. The Secretary shall have custody of the corporate seal of the Corporation if any and the Secretary or an Assistant Secretary shall have authority to impress the same on any instrument requiring it and when so impressed the seal may be attested by the signature of the Secretary or by the signature of such Assistant Secretary. The Board may give general authority to any other officer to impress the seal of the Corporation and to attest the same by such officer's signature. The Secretary or an Assistant Secretary may also attest all instruments signed by the President or any Vice President. The Secretary shall have charge of all the books, records and papers of the Corporation relating to its organization and management, shall see that the reports, statements and other documents required by statute are properly kept and filed and, in general, shall perform all duties incident to the office of Secretary of a corporation and such other duties as may from time to time be assigned to the Secretary by the Board or by the President.

         5.8 TREASURER. The Treasurer shall have charge and custody of and be responsible for all funds securities and notes of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys and valuable effects in the name and to the credit of the Corporation in such depositaries as may be designated by the Board against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositaries of the Corporation signed in such manner as shall be determined by the Board and be responsible for the accuracy of the amounts of all moneys so disbursed regularly enter or cause to be entered in books or other records maintained for the purpose full and adequate account of all moneys received or paid for the account of the Corporation have the right to require from time to time reports or statements giving such information as the Treasurer may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; render to the President or the Board whenever the President or the Board shall require the Treasurer so to do, an account of the financial condition of the Corporation and of all financial transactions of the Corporation;

exhibit at all reasonable times the records and books of account to any of the Directors upon application at the office of the Corporation where such records and books are kept; disburse the funds of the Corporation as ordered by the Board; and, in general, perform all duties incident to the office of Treasurer of a corporation and such other duties as may from time to time be assigned to the Treasurer by the Board or the President.

         5.9 ASSISTANT SECRETARIES AND ASSISTANT TREASURERS. Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by the Board or by the President.

                                    ARTICLE 6

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

         6.1 EXECUTION OF CONTRACTS. To the extent permitted by the Articles of Incorporation the Board may prospectively or retroactively authorize any officer or officers employee or employees or agent or agents in the name and on behalf of the Corporation to enter into any contract or execute and deliver any instrument necessary or desirable to accomplish the limited purpose of the Corporation.

         6.2 LOANS. To the extent permitted by the Articles of Incorporation, the Board may prospectively or retroactively authorize the President or any other officer, employee or agent of the Corporation to effect loans and advances at any time for the Corporation from any bank, trust company or other institution, or from any firm, corporation or individual and for such loans and advances the person so authorized may make execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation and when authorized by the Board so to do, may pledge and hypothecate or transfer any securities or other property of the Corporation as security for any such loans or advances. Such authority conferred by the Board may be general or confined to specific instances or otherwise limited.

         6.3 CHECKS, DRAFTS, ETC. All checks drafts and other orders for the payment of money out of the funds of the Corporation and all evidences of indebtedness of the Corporation shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board.

         6.4 DEPOSITS. The funds of the Corporation not otherwise employed shall be deposited from time to time to the order of the Corporation with such banks, trust companies, investment banking firms, financial institutions or other depositaries as the Board may select or as may be selected by an officer, employee or agent of the Corporation to whom such power to select may from time to time be delegated by the Board.

                                    ARTICLE 7

                               STOCK AND DIVIDENDS

         7.1 CERTIFICATES REPRESENTING SHARES. The shares of capital stock of the Corporation shall be represented by certificates in such form as shall be approved by the Board. Such certificates shall be signed by the Chairman, the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and may be impressed with the seal of the Corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registrar other than the Corporation itself or its employee. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may, unless otherwise ordered by the Board, be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         7.2 TRANSFER OF SHARES. Transfers of shares of capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof or by the holder's duly authorized attorney appointed by a power of attorney duly executed and filed with the Secretary or a transfer agent of the Corporation, and on surrender of the certificate or certificates representing such shares of capital stock properly endorsed for transfer and upon payment of all necessary transfer taxes. Every certificate exchanged returned or surrendered to the Corporation shall be marked "Cancelled" with the date of cancellation by the Secretary or an Assistant Secretary or the transfer agent of the Corporation. A person in whose name shares of capital stock shall stand on the books of the Corporation shall be deemed the owner thereof to receive dividends to vote as such owner and for all other purposes as respects the Corporation. No transfer of shares of capital stock shall be valid as against the Corporation, its shareholders and creditors for any purpose until such transfer shall have been entered on the books of the Corporation by an entry showing from and to whom transferred.

         7.3 TRANSFER AND REGISTRY AGENTS. The Corporation may from time to time maintain one or more transfer offices or agents and registry offices or agents at such place or places as may be determined from time to time by the Board.

         7.4 LOST, DESTROYED, STOLEN AND MUTILATED CERTIFICATES. The holder of any shares of capital stock of the Corporation shall immediately notify the Corporation of any loss, destruction, theft or mutilation of the certificate representing such shares and the Corporation may issue a new certificate to replace the certificate alleged to have been lost, destroyed, stolen or mutilated. The Board may in its discretion as a condition to the issue of any such new certificate require the owner of the lost destroyed stolen or mutilated certificate or his or her legal representatives to make proof satisfactory to the Board of such loss, destruction, theft or mutilation and to advertise such fact in such manner as the Board may require and to give the Corporation and its transfer agents and registrars, or such of them as the Board may require, a bond in such form, in such sums and with such surety or sureties as the Board may direct, to indemnify the Corporation and its transfer agents and registrars against any claim that may be made against any of them on account of the continued existence of any such certificate so alleged to have been lost, destroyed, stolen or mutilated and against any expense in connection with such claim.

         7.5 RULES AND REGULATIONS. The Board may make such rules and regulations as it may deem expedient, not inconsistent with these By-Laws or with the Articles of Incorporation, concerning the issue, transfer and registration of certificates representing shares of its capital stock.

         7.6 RESTRICTION ON TRANSFER OF STOCK. A written restriction on the transfer or registration of transfer of capital stock of the Corporation, if noted conspicuously on the certificate representing such capital stock, may be enforced against the holder of the restricted capital stock or any successor or transferee of the holder, including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder. Unless noted conspicuously on the certificate representing such capital stock, a restriction shall be ineffective except against a person with actual knowledge of the restriction. A restriction on the transfer or registration of transfer of capital stock of the Corporation may be imposed either by the Articles of Incorporation or by an agreement among any number of shareholders or among such shareholders and the Corporation. No restriction so imposed shall be binding with respect to capital stock issued prior to the adoption of the restriction unless the holders of such capital stock are parties to an agreement or voted in favor of the restriction.

         7.7 DIVIDENDS, SURPLUS, ETC. Subject to the provisions of the Articles of Incorporation and of law, the Board:


                          7.7.1 may declare and pay dividends or make other
                 distributions on the outstanding shares of capital stock in such amounts and at such time or times as it in its discretion shall deem advisable giving due consideration to the condition of the affairs of the Corporation;

                          7.7.2 may use and apply, in its discretion, any funds
                 of the Corporation in purchasing or acquiring any shares of capital stock of the Corporation, or purchase warrants therefor, in accordance with law, or any of its bonds, debentures, notes, scrip or other securities or evidences of indebtedness.

                          7.7.3 may set aside from time to time out of net
                 profits such sum or sums as, in its discretion, it may think proper, as a reserve fund to meet contingencies, or for equalizing dividends or for the purpose of maintaining or increasing the property or business of the Corporation, or for any purpose it may think conducive to the best interests of the Corporation.

                                    ARTICLE 8

                                 INDEMNIFICATION

         8.1 INDEMNITY UNDERTAKING. To the extent not prohibited by law, the Corporation shall indemnify any person who is or was made, or threatened to be made, a party to any threatened, pending or completed action, suit or proceeding (a "Proceeding",) whether civil, criminal, administrative or investigative, including, without limitation, an action by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person, or a person of whom such person is the legal representative, is or was a Director or officer of the Corporation against judgments, fines, penalties, excise taxes, amounts paid in settlement and costs, charges and expenses (including attorneys' fees and disbursements). Persons who are not Directors or officers of the Corporation may be similarly indemnified in respect of service to the Corporation to the extent the Board at any time specifies that such persons are entitled to the benefits of this Article 8.

         8.2 ADVANCEMENT OF EXPENSES. The Corporation shall, from time to time, reimburse or advance to any Director or officer or other person entitled to indemnification hereunder the funds necessary for payment of expenses, including attorneys fees and disbursements, incurred in connection with any Proceeding, in advance of the final disposition of such Proceeding; provided, however, that if required by the General Corporation Law such expenses incurred by or on behalf of any Director or officer or other person may be paid in advance of the final disposition of a Proceeding only upon receipt by the Corporation of an undertaking, by or on behalf of such Director or officer (or other person indemnified hereunder), to repay any such amount so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal that such Director, officer or other person is not entitled to be indemnified for such expenses.

         8.3 RIGHTS NOT EXCLUSIVE. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article 8 shall not be deemed exclusive of any other rights to which a person seeking indemnfication or reimbursement or advancement of expenses may have or hereafter be entitled under, any statute the Articles of Incorporation, these By-Laws, any agreement, any vote of shareholders or disinterested Directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

         8.4 CONTINUATION OF BENEFITS. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article 8 shall continue as to a person who has ceased to be a Director or officer (or other person indemnified hereunder) and shall inure to the benefit of the executors, administrators, legatees and distributees of such person.

         8.5 INSURANCE. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the

Corporation against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Section 8, the Articles of Incorporation or any provision of law.

         8.6 BINDING EFFECT. The provisions of this Section 8 shall be a contract between the Corporation, on the one hand, and each Director and officer who serves in such capacity at any time while this Article 8 is in effect and any other person indemnified hereunder, on the other hand, pursuant to which the Corporation and each such Director, officer or other person intend to be legally bound. No repeal or modification of this Article 8 shall affect any rights or obligations with respect to any state of facts then or theretofore existing or thereafter arising or any proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

         8.7 PROCEDURAL RIGHTS. The rights to indemnification and reimbursement or advancement of expenses provided by, or granted pursuant to, this Article 8 shall be enforceable by any person entitled to such indemnification or reimbursement or advancement of expenses in any court of competent jurisdiction. The burden of proving that such indemnification or reimbursement or advancement of expenses is not appropriate shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel and its shareholders) to have made a determination prior to the commencement of such action that such indemnification or reimbursement or advancement of expenses is proper in the circumstances nor an actual determination by the Corporation (including its Board of Directors, its independent legal counsel and its shareholders) that such person is not entitled to such indemnification or reimbursement or advancement of expenses shall constitute a defense to the action or create a presumption that such person is not so entitled. Such a person shall also be indemnified for any expenses incurred in connection with successfully establishing his or her right to such indemnification or reimbursement or advancement of expenses, in whole or in part, in any such proceeding.

         8.8 ELECTION OF APPLICABLE LAW. Any person entitled to be indemnified or to reimbursement or advancement of expenses as a matter of right pursuant to this Article 8 may elect to have the right to indemnification or reimbursement or advancement of expenses interpreted on the basis of the applicable law in effect at the time of the occurrence of the event or events giving rise to the applicable Proceeding, to the extent permitted by law, or on the basis of the applicable law in effect at the time such indemnification or reimbursement or advancement of expenses is sought. Such election shall be made, by a notice in writing to the Corporation, at the time indemnification or reimbursement or advancement of expenses is sought; provided, however, that if no such notice is given the right to indemnification or reimbursement or advancement of expenses shall be determined by the law in effect at the time indemnificati6n or reimbursement or advancement of expenses is sought.

                                    ARTICLE 9

                                BOOKS AND RECORDS

         9.1 BOOKS AND RECORDS. There shall be kept at the principal office of the Corporation correct and complete records and books of account recording the financial transactions of the Corporation and minutes of the proceedings of the shareholders, the Board and any committee of the Board. The Corporation shall keep at its principal office, or at the office of the transfer agent or registrar of the Corporation, a record containing the names and addresses of all shareholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof.

         9.2 FORM OF RECORDS. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible written form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

         9.3 INSPECTION OF BOOKS AND RECORDS. Except as otherwise provided by law, the Board shall determine from time to time whether, and, if allowed, when and under what conditions and regulations, the accounts, books, minutes and other records of the Corporation, or any of them, shall be open to the shareholders for inspection.

                                   ARTICLE 10

                                      SEAL

         The Corporation may, but shall not be required to, have a seal which may have inscribed thereon the name of the Corporation, the year of its organization and the words ("Corporate Seal, Indiana"). The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

                                   ARTICLE 11

                                   FISCAL YEAR

         The fiscal year of the Corporation shall be fixed, and may be changed by resolution of the Board.

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

                                   ARTICLE 12

                              PROXIES AND CONSENTS

         Unless otherwise directed by the Board, the Chairman, the President, any Vice President, the Secretary or the Treasurer, or any one of them, may execute and deliver on behalf of the Corporation proxies respecting any and all shares or other ownership interests of any other entity owned by the Corporation appointing such person or persons as the officer executing the same shall deem proper to represent and vote the shares or other ownership interests so owned at any and all meetings of holders of shares or other ownership interests, whether general or special, and/or to execute and deliver consents respecting such shares or other ownership interests; or any of the aforesaid officers may attend any meeting of the holders of shares or other ownership interests of such other entity and thereat vote or exercise any or all other powers of the Corporation as the holder of such shares or other ownership interests.

                                   ARTICLE 13

                                   AMENDMENTS

         These By-Laws may be altered, amended, or repealed and new By-Laws may be adopted by a vote of the holders of shares entitled to vote in the election of Directors or by a vote of two thirds of the entire Board provided, that any such alteration, amendment, repeal or adoption shall not be effective unless and until each rating agency then rating any debt securities of the Corporation shall have affirmed its then rating of such debt securities. Notwithstanding the preceding sentence, none of the provisions of this Article 13 shall be altered, amended or repealed by the Board. Any By-Laws adopted, altered or amended by the Board may be altered, amended or repealed by the shareholders entitled to vote thereon only to the extent and in the manner provided in the Articles of Incorporation and these By-Laws.